CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                   EXHIBIT 10.35

                                ASIC DEVELOPMENT

                               AGREEMENT NO: --/--

                                 DATE: 12/07/00


This Agreement is made effective December 7, 2000 (the "Effective Date") by and among:


Integrated Telecom Express Incorporated

a USA company having its principal executive offices at

2710 Walsh Avenue, Santa Clara, California 95051, USA

hereinafter referred to as "BUYER"



and



Fujitsu Microelectronics Europe GmbH

having its principal office at

Am Siebenstein 6-10, 63303 Dreieich-Buchschlag, Germany,

registered at the Chamber of Commerce in Langen/Hessen under no. HRB 2725 hereinafter referred to as "FME"



and



Fujitsu Microelectronics Incorporated

a USA company having its principal executive offices at

3545 North First Street, San Jose, California 95134-1804, USA

hereinafter referred to as "FMI"

DEFINITIONS

As used in this Agreement, the following terms shall have the meanings herein set forth below:

(a)  "Agreement" means this agreement by and among BUYER, FME and FMI.

(b)  BUYER, FME and FMI are each a "Party" and together "Parties".

(c)  "Information" means confidential or proprietary information of the Parties.

(d)  [*]

(e)  [*]

(f)  [*]

(g) "ASIC" means the application specific integrated circuit consisting of the [*] integrated into a single device.

(h) "ES" means Engineering Samples of the ASIC to be fabricated by [*] and delivered to BUYER for evaluation and approval.

(i) "FUJITSU" means FMI, FME and any authorised sales/support channel of an affiliate.

(j) "Product" shall mean ASIC Device developed and manufactured pursuant to this Agreement that is described in Exhibit B.



In consideration of their mutual representations, promises and obligations, the Parties agree as follows:



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THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
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ARTICLE 1. SUBJECT OF CONTRACT

1.1. PURPOSE OF AGREEMENT

The Parties agree that the purpose of this Agreement is to describe the duties and responsibilities of each Party in connection with the development, production and purchase of the Product that will be sold by [*] to BUYER. The Parties agree that the terms and conditions of this Agreement supersede all pre-printed terms and conditions made part of BUYER's purchase order or [*] sales acknowledgement form.

1.2. RESPONSIBILITIES OF EACH PARTY

Each Party agrees to provide consultation, technical co-operation and other assistance as reasonably requested by the other Parties.

1.2.1. BUYER Responsibilities

     (a) BUYER will develop the specification of the [*] with support as necessary from [*].

     (b) BUYER will perform the design work for the [*], and provide gate level code, test harness and test vectors for the [*], and undertake static timing analysis of the [*].

     (c) BUYER will provide documentation and additional information to [*] to enable them to understand fully the [*].

1.2.2. [*] Responsibilities

       [*]

1.2.3. [*] Responsibilities

       [*]

ARTICLE 2. DESIGN MANUALS, DATA SHEETS, CAD TOOLS

[*] shall provide BUYER from time to time with Design Manuals, Data Sheets and CAD Tools in which the development procedures and design rules for ASICs are specified, inclusive only of that [*] information normally provided to [*] ASIC customers and under similar terms and conditions. Such information is exclusive of third party information.

ARTICLE 3. DEVELOPMENT ORDERS AND SPECIFICATION

3.1.

Development Order for Product comprises the order for development of the Product according to Exhibit B.5. ("Development Order").


[*]CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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3.2.

The invoicing schedule for the Development Fee from [*] to BUYER is as quoted in Exhibit B.

The terms of payment shall be net thirty (30) days from date of invoice. BUYER shall pay FUJITSU, interest on overdue accounts at the rate of 1% per month. Payment shall be in U.S. Dollars.

If, in the reasonable judgement of FUJITSU based upon actual evidence, the financial condition of BUYER at any time does not justify continuance of development, production or shipment upon the terms of payment specified, FUJITSU may (i) require a letter of credit acceptable to FUJITSU or full or partial payment in advance for manufacture of Product: provided that fees for development shall be as set forth in the applicable Development Fee Schedule,
(ii) limit development or shipments to reasonable credit amount permitted by FUJITSU unless BUYER is willing to pay in advance or issue a standby letter of credit acceptable to FUJITSU and, in the event of bankruptcy or insolvency of BUYER, or in the event any proceeding is brought by or against BUYER under any Bankruptcy or insolvency Laws, FUJITSU shall be entitled to cancel any order of the BUYER then outstanding

3.3. SPECIFICATION

BUYER's [*] specification must be accepted by [*] and incorporated in Specification (referenced in Exhibit B.). Final performance of Product shall be according to Specification. BUYER shall only place a Development Order with [*] after mutual acceptance of Specification between [*] and BUYER.

3.3.1. LOGIC DATA

     Logic Data in the form of Verilog gate level code or any other format to be agreed upon between BUYER and [*].

3.3.2. TEST DATA

     Test Data in Fujitsu Test Description Language (FTDL), or any other format to be agreed upon between BUYER and [*].

3.3.3. OTHER DATA

     Any other Data, if deemed necessary by [*], and to be agreed upon by Parties.

3.4. DEVELOPMENT SCHEDULE

[*] and BUYER agree to use commercially reasonable efforts to meet the mutually agreed milestones set forth in the Development Schedule set forth in Exhibit D. In the event that [*] and BUYER fail to perform to the agreed to milestones and have used commercially


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THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
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reasonable efforts to meet these milestones, both [*] and BUYER shall have the right to terminate the Development Order in accordance with Article 9.

ARTICLE 4. VERIFICATION

After [*] has received BUYER's Development Order [*] in accordance with Article 3., [*] will perform a verification of the ASIC that includes the following steps:

4.1. Conversion of manual design data into machine readable format (if necessary);

4.2. Logic Design Rule Check (LDRC);

4.3. Functional simulation;

4.4. Layout;

4.5. Articles 4.1., 4.2., 4.3. and 4.4. may be repeated once as one (1) additional rework included in Development Fee;

4.6. Final Validation;

4.7. Others if deemed necessary by [*].

BUYER will only be responsible for the functionality and static timing verification of the net list, test harness, and test vectors [*]. [*] shall be responsible for all other ASIC backend verifications such as design rule checks
(DRC) and such other verifications and checks as [*] considers necessary to achieve first time silicon fully compliant with Specification.

ARTICLE 5. REWORK

In respect to the [*] specified and supplied by BUYER as described in 1.2.1 BUYER may require changes. If BUYER requests changes to analog or other circuits already existing in [*] or to those parts of the Specification related thereto, [*] may at its sole discretion accept or decline such changes.

In the event BUYER requests a change in the Specification from those mutually agreed to by BUYER and [*], BUYER shall pay a Rework Fee at the price indicated in the latest valid quotation in advance of any [*] approved rework. In this respect the schedule might be revised by [*] provided it shall be extended only by the amount of time reasonably required to complete such work.

[*] will invoice such rework(s) to BUYER upon receipt of the signed Final Validation Documents from BUYER. The invoice(s) for rework(s) are payable within thirty (30) days. BUYER shall not be responsible for any rework required due to errors in Specification or due to backend design or manufacturing errors, unless such errors relate to the [*].

ARTICLE 6. APPROVAL OF FINAL VALIDATION

6.1.

As soon as [*] considers the results of the steps specified in Article 4. satisfactory, [*] will send these results to BUYER for approval of its Final Validation ("Final Validation"). The approval shall relate only to the [*] and its operation with the [*]. BUYER shall not reject the


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THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
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Final Validation for reasons relating to performance of functions present on
[*]. If BUYER approves the Final Validation, BUYER shall countersign the Final Validation Documents ("Final Validation Documents") submitted by [*] and return them to [*]. In the event BUYER does not approve the Final Validation, BUYER shall notify [*] and provide in writing its basis for rejecting the Final Validation. In such case, [*] will fix any errors identified by BUYER and resubmit Final Validation to BUYER within ten (10) business days of rejection by BUYER. In the event this cycle is repeated two or more times or if as a result [*] is more than sixty (60) days late in delivering the Final Validation to BUYER as set forth in the Development Schedule, either party shall have the right to terminate the Development Order in accordance with Article 9.

6.2.

The ASIC to be developed and delivered by [*] as well as any samples shall be in compliance with the Specification contained in the Final Validation Documents countersigned by BUYER.

ARTICLE 7. MANUFACTURING AND DELIVERY OF SAMPLES

7.1.

After receipt of the countersigned Final Validation Documents, [*] will manufacture ES and, if ordered, additional samples and [*] will ship them to BUYER.

7.2.

It is understood that any ES shall be electrically and mechanically in order but may not meet full production reliability requirements. Consequently, FUJITSU does not assume any warranty insofar and disclaims all implied warranties, including without limitation warranties of merchantability, fitness for a particular purpose.

Recognising that ES are not production qualified Product, BUYER agrees to defend, indemnify and hold FUJITSU harmless from any loss arising in any suit or proceeding brought against FUJITSU by any person or entity on account of any damages, injuries or death to any property or person(s) caused directly or indirectly from or by products or systems sold, leased or used by the BUYER which incorporate or employ the ES provided under this Agreement. BUYER shall pay all expenses incurred by FUJITSU in connection with such suit or proceeding including, without limitation, damage and settlement awards and attorney fees; provided BUYER is promptly notified in writing of such claim and is given sole control of the defence and/or related settlement negotiations, and is given full cooperation by FUJITSU in defending and/or settling such suit. This provision shall not affect BUYER's rights, as provided elsewhere in this Agreement, to require FUJITSU to meet its obligations under this Agreement.

No obligation or liability shall arise or grow out of FUJITSU's rendering of technical advice or service in connection with BUYER's order or the ES furnished hereunder. No person,


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THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
OMITTED PORTIONS.

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firm or corporation is authorised to assume for FUJITSU any other liability in connection with this Agreement, or the sale of ES hereunder.

7.3.

The delivery time agreed upon for ES shall commence upon receipt of the countersigned Final Validation Documents by [*].

ARTICLE 8. TESTING OF ES AND APPROVAL FOR MASS PRODUCTION

8.1.

Within eight (8) weeks after receipt of ES included in the Development Fee, BUYER shall verify that the digital interface and pin assignment of ES is in compliance with Specification and inform [*] within such time in writing accordingly. If ES meet Specification, BUYER shall approve ES. In such case, BUYER shall sign an "Engineering Sample Approval Form" (Exhibit C) and send it to [*].

8.2.

If BUYER does not approve the ES, it must specify the reasons therefore in writing within the time indicated in Article 8.1. In case the ES are defective, [*] shall, at its option, within a reasonable period of time either remedy the defects or deliver other ES, which are not defective.

8.3.

By sending the executed Engineering Sample Approval Form to [*], BUYER approves the ES. Such approval is deemed to be given if the BUYER does not inform [*] in accordance with Article 8.1. and 8.2.

ARTICLE 9. CANCELLATION OF DEVELOPMENT ORDER

9.1. CANCELLATION BY [*]

[*] may cancel a Development Order at any time prior to receipt of the executed Engineering Sample Approval Form (Article 8.3.) only for the reasons listed below. The cancellation notice must be in writing. [*] shall repay BUYER all amounts actually paid as follows:

9.1.1.

In case of cancellation due to [*] determining that further development of the ASIC is not technically feasible or that it involves unreasonable costs or if BUYER is unable to provide the necessary support, [*] shall within thirty (30) days after receipt of BUYER's invoice repay all amounts actually paid by BUYER to [*] on Development Order. BUYER shall have no further claims against FUJITSU with respect to the cancellation: provided that no


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THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
OMITTED PORTIONS.

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other claims BUYER may have prior to the cancellation notice or arising out of events unrelated to the cancellation notice are waived by BUYER pursuant to this section 9.1.1.

9.1.2.

In case of cancellation pursuant to Article 6.1, due to reasons entirely unattributable to BUYER, [*] shall within thirty (30) days after receipt of BUYER's invoice repay all amounts actually paid by BUYER to [*] on Development Order. BUYER shall have no further claims against FUJITSU with respect to the cancellation: provided that no other claims BUYER may have prior to the cancellation notice or arising out of events unrelated to the cancellation notice are waived by BUYER pursuant to this section 9.1.2.

9.1.3.

In case of cancellation due to delays of more than sixty (60) working days in delivery of Final Validation to BUYER, as described in Article 6.1, for reasons partly or wholly due to BUYER, [*] shall have the right to terminate Development Order without repayment of any amounts already paid or due to be paid pursuant to Development Order and BUYER will pay any amounts due to [*] against completed milestones listed in Exhibit B.2.

9.1.4.

In case of cancellation due to delays of more than thirty (30) working days and not related to Final Validation, for reasons partly or wholly due to BUYER, [*] shall have the right to terminate Development Order without repayment of any amounts already paid or due to be paid pursuant to Development Order and BUYER will pay any amounts due to [*] against completed milestones listed in Exhibit B.2.

9.2. CANCELLATION BY BUYER

BUYER may, at its sole discretion, cancel a Development Order at any time prior to receipt of the executed Engineering Samples Approval Form by [*] (Article 8.3.). The cancellation notice must be in writing. BUYER shall pay compensation to [*] the amount of which depends on the state of development of the ASIC as follows:

9.2.1.

In case of cancellation prior to execution of Final Validation Documents by BUYER (Article 6.1.), the compensation shall consist of

o    one half of the Development Fee plus

o the fee, if any, for any additional rework (Article 5.) performed prior to the receipt of the cancellation notice.

9.2.2.


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In case of cancellation after execution of the Final Validation Documents by
BUYER (Article 6.1.), the compensation consists of

o    the full Development Fee plus

o the fee, if any, for any additional rework (Article 5) performed prior to the receipt of the cancellation notice plus

o the fee for any additional samples shipped to BUYER. If additional samples are under production when the cancellation notice is received by [*], BUYER shall pay a percentage of the fee therefore corresponding to the production progress of such additional samples.

Any compensation fee is payable by BUYER within thirty (30) days after receipt of invoice from [*].

9.2.3.

In case of cancellation due to delay of more than sixty (60) working days in delivery of Final Validation to BUYER, as described in Article 6.1., for reasons attributable entirely to [*], BUYER shall have the right to terminate Development Order and receive full refund of all fees paid pursuant to Development Order.

9.2.4.

In case of cancellation due to delays of more than thirty (30) working days and not related to Final Validation, for reasons attributable entirely to [*], BUYER shall have the right to terminate Development Order and receive full refund of all fees paid pursuant to Development Order.

9.3.

No cancellation of a Development Order shall be possible after receipt of the executed Engineering Sample Approval Form by [*].

ARTICLE 10. INTELLECTUAL PROPERTY RIGHTS

10.1.

As between the Parties, FUJITSU will retain all right, title and interest, including those of patent and trade secret, to the basic ASIC design software and processing technology utilised in the development and manufacture of ASIC for BUYER, except for the ASIC logic circuit connection pattern of BUYER's design as provided in the [*], which is provided for in Paragraph 10.2 hereunder. FUJITSU will also retain all right, title and interest to any cells/macros and test chips, which may be developed by FUJITSU hereunder, unless otherwise mutually agreed between the Parties. FUJITSU will retain all right, title and interest that FUJITSU has as of the date of Final Validation Approval on all cells, macros,


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THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
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intellectual property and connection patterns already existing on [*] and used on ASIC in either identical form or modified to accommodate BUYER's [*]. The foregoing is not intended to grant FUJITSU any rights in any intellectual property rights owned by BUYER.

10.2.

As between the Parties, BUYER will retain all right, title and interest, including those of patent and trade secret, to the specific ASIC logic circuit connection pattern of BUYER's design as provided in the [*] to FUJITSU.

10.3.

BUYER agrees that incorporation by FUJITSU of one or more proprietary standard cells (including macros and gate arrays) in any integrated circuit design under this Agreement shall not derogate or impair in any way FUJITSU's right, title and interest in such cell(s) nor, subject to the following provisions of the following Paragraph, shall it limit the freedom of FUJITSU to use such cell(s) for the benefit of itself or of other Parties.

10.4.

The design, development or manufacture by FUJITSU of a ASIC for BUYER shall not be deemed to give BUYER any right, title and interest in all or any portion of the mask works relating to the ASIC. All such right, title and interest shall remain the property of the FUJITSU. As between the Parties, FUJITSU will retain all right, title and interest of semiconductor mask work registration to the developed ASIC. BUYER hereby assigns to FUJITSU all its mask work rights, if any, arising in connection with the performance of this Agreement. Notwithstanding the foregoing, the mask works for the specific ASIC developed for BUYER hereunder will be held by Fujitsu for the exclusive use of the BUYER, and Fujitsu shall not use such masks for any other party without the prior written consent of BUYER.

10.5.

BUYER acknowledges and agrees (a) that persons and entities (including FUJITSU) having functional specifications similar to those of BUYER who request FUJITSU to produce a similar product, may result in technology substantially similar or identical to the Product ("Independent Technology"), and (b) that BUYER and its successors and assigns will have no right, title and interest whatsoever in any Independent Technology, no right to restrict the reproduction, manufacture, distribution, or other use thereof and will not attempt to assert the existence of any such right, title or interest in any circumstance: provided that FUJITSU has not incorporated, used or disclosed technical information, deliverables or intellectual property provided or owned by BUYER in the development of such Independent Technology.

FUJITSU acknowledges and agrees (a) that persons and entities (including BUYER) having basic ASIC design software, processing technology and cells/macros similar to those of FUJITSU used in the development and manufacture of ASIC for BUYER, may


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THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
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result in technology substantially similar or identical to that incorporated in
Product ("Independent Technology"), and (b) that FUJITSU and its successors and assigns will have no right, title and interest whatsoever in any Independent Technology, no right to restrict the reproduction, manufacture, distribution, or other use thereof and will not attempt to assert the existence of any such right, title or interest in any circumstance: provided that BUYER has not incorporated, used or disclosed technical information, deliverables or intellectual property provided or owned by FUJITSU in the development of such Independent Technology.

10.6.

FUJITSU agrees that it shall not make the ASIC developed under this Agreement available for sale to any other party without the prior written consent of BUYER.

10.7.

The ownership provisions of this Agreement shall survive termination of this Agreement.

ARTICLE 11. THIRD PARTY CLAIMS

11.1.

FUJITSU shall defend, indemnify and hold BUYER harmless from any loss arising in any suit or proceeding brought against BUYER for patent, copyright or trade secret infringement based upon (1) FUJITSU's manufacturing standards, procedures or specifications or (2) use of FUJITSU's circuit design, technical information, manufacturing standards, procedures or specifications in performance of this Agreement or sales of products utilizing the foregoing, but only to the extent such use was not the result of compliance with BUYER's specifications, drawings, schematics or other written information supplied by BUYER as provided for in
Section 1.6 above or use of Product with hardware or software not supplied by FUJITSU. FUJITSU shall pay all expenses incurred by BUYER in connection with such suit or proceeding including, without limitation, damage and settlement awards and attorney fees; provided FUJITSU is promptly notified in writing of such claim and is given sole control of the defense and/or related settlement negotiations. BUYER agrees to cooperate with FUJITSU, and at FUJITSU's expense, provide all necessary assistance in defense of such claims.

11.2.

BUYER shall defend, indemnify and hold FUJITSU harmless from any loss arising in any suit or proceeding brought against FUJITSU for patent, copyright or trade secret infringement based upon FUJITSU's compliance with BUYER's specifications, drawings, schematics or other written technical information or design instructions supplied by BUYER. BUYER will pay all expenses incurred by FUJITSU in connection with such suit or proceeding including, without limitation, damage and settlement awards and attorney fees; provided BUYER is promptly notified in writing of such claim and is given sole control of the defense and/or related settlement negotiations. FUJITSU agrees to cooperate with



                                    Page 11
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BUYER, and at BUYER's expense, provide all necessary assistance in defense of such claims.

ARTICLE 12. LIMITED LIABILITY

During the term of this Agreement and thereafter, FUJITSU shall be not liable to BUYER, and BUYER shall be not liable to FUJITSU, for indirect damage or loss of any kind whatsoever, including, but not limited to, loss of profit, or consequential or incidental damage of any kind with respect to any claim or demand out of or in connection with this Agreement, individual order(s) hereunder or Product(s), unless otherwise specifically and explicitly provided herein.

ARTICLE 13. TERM

13.1.

This Agreement shall commence on the date indicated on page 1 and has been entered into for a period of 3 years. It may be extended on written notice by lTeX for renewal for additional 1 year term with the consent of all Parties

13.2.

Each Party hereto may, at its option, terminate this Agreement and/or individual order(s) hereunder by giving written notice of termination to the other Parties:

(i) if such other Party fails to perform any of the material obligations under this Agreement or under individual order(s) hereunder, not covered by
Article 9, and such failure is not corrected within two (2) months after such Party's receipt of the written notice from each such Party requesting correction thereof; or

(ii) if such other Party becomes insolvent or if a petition in bankruptcy or for corporate reorganisation or for any similar relief is filed by such other Party or if any such petition is filed by any third party against such other Party and not dismissed within sixty (60) days after such filing or if a receiver is appointed with respect to any of the assets of such other Party or if liquidation proceedings are commenced by or against such other Party.

ARTICLE 14. SURVIVING PROVISIONS

No termination or expiration of this Agreement shall release any Party from any liability which at such time has already accrued to the other Party, or in any way affect the survival of any right or obligation of any Party originated during the term of this Agreement which is contemplated to be performed as of the date of or after such termination or expiration, including but not limited to either Party's obligation of payment under Articles 3 and 9 and the Parties' obligations of confidentiality as set forth in the "Confidentiality Agreement", which is deemed as a part of this Agreement.



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In addition, the Parties' indemnification obligations set forth in Article 11., the rights and restrictions set forth in Article 10, 12 and 15. shall survive any termination or expiration of this agreement.

ARTICLE 15. MISCELLANEOUS

15.1. VALIDITY

If any provision of this Agreement or the application thereof is held by a court of competent jurisdiction to be invalid, void, unenforceable, or contrary to law, then such provision shall be deemed deleted from this Agreement, but the validity of the remaining provisions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. In such instance, the Parties hereto shall use their best efforts to replace the invalid, void or unenforceable provision(s), or the provision(s) being contrary to law, by legally valid or enforceable provision(s) approximating to the extent possible the original intent of the Parties hereto.

15.2. SETTLEMENT OF DISPUTES

The Parties hereto shall make their best efforts to settle amicably any disputes which may arise out of, for breach of or in connection with this Agreement during the term of this Agreement or thereafter. If they cannot settle any such dispute amicably, any Party may request any controversy or claim arising out of or relating to any provision of this Agreement or any breach thereof, be settled by neutral, binding arbitration conducted in San Jose, California in accordance with the Commercial rules of the American Arbitration Association, except that either Party may seek equitable relief from a court of competent jurisdiction.

15.3. FORCE MAJEURE

During the term of this Agreement and thereafter, FUJITSU shall not be liable to BUYER, and BUYER shall not be liable to FUJITSU, for failure or delay in the performance of any obligations under this Agreement for the time and to the extent such failure or delay is caused by riots, civil commotions, wars, strikes, hostilities between nations, governmental laws, orders or regulations, embargoes, actions by the Government or any agency thereof, acts of God, storms, fires, accidents, sabotages, explosions, or any other contingencies beyond the reasonable control of the respective Parties. In such events, the performance of obligations hereunder shall be suspended during, but not longer than, the period of existence of such cause and the period reasonably required to perform the obligations in such cases. Provided that if Fujitsu is more than ninety (90) days late in fulfilling its obligation under the Agreement due to Force Majeure event, BUYER may cancel the Development Order affected by such Force Majeure event without liability to FUJITSU, and receive full refund of all Development Fees paid to date by BUYER pursuant to such Development Order.

ARTICLE 16. DELIVERY AND TRADE TERMS

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16.1. EXCLUSIVE DELIVERY

All samples of Product will be sold and delivered exclusively to BUYER, unless otherwise mutually agreed upon between the Parties hereto.

16.2. TRADE TERMS

16.2.1.

ASIC samples and additional ASIC Samples hereunder shall, for the purpose of this Agreement, be deemed delivered to BUYER when they are delivered ex [*].

16.2.2.

All terms of trade between [*] and BUYER concerning ASIC Products shall be governed by and interpreted in accordance with "ex [*]" according to "INCOTERMS 2000" published by the International Chamber of Commerce.

16.3. CURRENCY

Currency of payment is the US dollar ($).

16.4. GOVERNING LAW

This Agreement is governed by and construed in accordance with the laws of the State of California without regard to the conflicts of law thereof.

ARTICLE 17. APPLICABLE DOCUMENTS

17.1. CONFIDENTIALITY

The Confidentiality Agreement contained in Exhibit A shall be binding upon all Parties, and deemed to be part of this Agreement.

17.2. QUOTATIONS

[*]'s latest quotation as set forth in Exhibit B shall be deemed part of this Agreement.


[*]CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Any additions or modifications to this Agreement shall be valid only if made in writing and signed by authorised representatives of both Parties.

IN WITNESS WHEREOF the Parties have caused this Agreement to be executed by their authorised representatives,


Integrated Telecom Express, Inc.

Signature /s/ R. H. Forte
          -------------------------------------------

Printed Name: R.H. Forte
              ---------------------------------------

Title: President
       ----------------------------------------------

Date: 12/14/00
      -----------------------------------------------



Fujitsu Microelectronics Europe GmbH

Signature /s/ R. A. Harris
          -------------------------------------------

Printed Name: Dr. Richard Harris
              ---------------------------------------

Title: Vice President,
        Advanced Communications Group

Date: 12/7/2000
      -----------------------------------------------



Fujitsu Microelectronics lnc.

Signature /s/ Hideo Kikuchi
          -------------------------------------------

Printed Name: Hideo Kikuchi
              ---------------------------------------

Title: Vice President
       ----------------------------------------------

Date: 12/11/00
      -----------------------------------------------

                                    EXHIBIT A

                            CONFIDENTIALITY AGREEMENT

1. DISCLOSURE OF INFORMATION. For the purpose of technical and commercial Information (including but not limited to intellectual property) required by the Parties to carry out their responsibilities under the Development Agreement, the Parties may disclose to each other Information. Such information shall be considered Confidential Information for the purposes of this Agreement only if such information is (a) marked or labelled clearly as "CONFIDENTIAL" or with a similar legend sufficient to notify the receiving Party that it is confidential (unless such information is disclosed orally or by demonstration or is otherwise strictly impossible to mark); or (b) Confidential Information that is impossible to mark clearly identified as confidential at the time of disclosure, and summarised in reasonable detail and designated as confidential in writing delivered to the receiving Party within thirty (30) days of first disclosure.

FME, FMI and BUYER (the "Parties") will disclose to each other such information as each Party may elect in its sole discretion, except information that the Party is precluded from disclosing under applicable laws or regulations, or by valid and binding agreements with third Parties.

2. CONFIDENTIAL INFORMATION. Each Party shall keep and cause to be kept in strict confidence from any third party all Confidential information for a period of three (3) years after the disclosure thereof.

3. MAINTENANCE OF CONFIDENTIALITY. Each Party shall use the same degree of care as it uses with respect to its own confidential information to keep in confidence Confidential Information received from the other Parties and not to disclose such Confidential Information, except as provided in Section 4, without the prior written approval of the other Party. Further, each Party shall use reasonable degree of care not to use, or make extracts or copies of, Confidential Information received from the other Parties, except as provided in
Section 4, without the prior written approval of the other Party.

The provisions of this Section shall not apply to any information (i) which is designated as non-confidential by the disclosing party; (ii) which is publicly available otherwise than through the fault of the receiving Party; (iii) which is rightfully obtained by the receiving Party without any obligation of confidentiality from any third party; (iv) which is known to or developed by the receiving Party independently of Confidential Information prior to the receipt from the disclosing Party; (v) which is already possessed by the receiving Party prior to the receipt of the same from the disclosing Party.

4. USE OF CONFIDENTIAL INFORMATION. The permitted use of Information is: for the Parties to carry out those activities permitted under this Development Agreement between the Parties with specific reference to Article 1, including but not limited to the design of the BUYER's [*], the incorporation of the [*] and the BUYER's [*] Interface into a single circuit.


[*]CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Each Party may for the purpose(s) set forth in Section 1 use, and make extract(s) and copy(ies) of, Confidential Information received from the other Party. Further, each Party may disclose Confidential Information received from the other Party only to employees who need to know such Confidential Information in order to do work(s) for the purpose(s) set forth in Section 1. Each Party shall inform all employees to whom such disclosure is made of the terms and conditions of this Agreement. In the case that the purpose set forth in Section 1 is the manufacturing of design specification FME and FMI may disclose Confidential Information to its parent company in order to fulfil the work(s) for this purpose.

No provision of this Section shall be construed to be or to create any rights or license under any intellectual property rights or any manufacturing license by any Party to another under Confidential Information disclosed by such Party.

5. WARRANTY AND INDEMNIFICATION. Each Party makes no warranty or condition, either express or implied, including, but not limited to any implied warranties of fitness for the Purpose set forth in Section 1 regarding the Confidential Information and make the Confidential Information available on an as-is basis.

6. SURVIVAL OF CONFIDENTIALITY OBLIGATIONS. All obligations of confidentiality shall survive the validation or earlier termination of this Agreement for the confidential period, defined in section 2.

7. RETURN OF CONFIDENTIAL INFORMATION. Each Party agrees to return or destroy all written and other tangible Confidential Information received from the other Parties, including all extracts and copies thereof, immediately upon and in accordance with the other Party's request.

                                    EXHIBIT B

                                    QUOTATION


This quotation for Development Fee and piece pricing is based on the following assumptions,

1. BUYER's [*] does not exceed [*] before scan insertion and does not include any [*].

2.   BUYER provides test vectors to verify correct interoperability of [*]. [*]

     [*]



Exhibit B.1. Development Fee

Development Fee ("Development Fee")                    US$[*]
     Based on,
            standard TAT (turnaround time)
            ten (10) Engineering Samples
            ten (10) Customer Samples

Rework Fee ("Rework Fee") (Article 5.)                 Cost of time and material
     one man hour shall be valued at                   US$[*]

Metal Re-Spin Fee                                      US$[*]


Exhibit B.2. Development Fee Schedule

Date         Description                                Party                Fee
[*]          [*]                                        [*]
[*]          [*]                                        [*]                  [*]
[*]          [*]                                        [*]
[*]          [*]                                        [*]
[*]          [*]                                        [*]                  [*]
[*]          [*]                                        [*]
[*]          [*]                                        [*]
[*]          [*]                                        [*]                  [*]
[*]          [*]                                        [*]                  [*]
[*]          [*]                                        [*]
[*]          [*]                                        [*]                  [*]
[*]          [*]                                        [*]
[*]          [*]                                        [*]                  [*]


[*]CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Exhibit B.3. Piece price of additional samples

     Engineering Samples (ES)                           [*]

     Customer Samples (CS)                              [1 -99]              [*]
                                                        [100-999]            [*]


Exhibit B.4. Production Test

     [*] test - FUJITSU

     [*] test [*]  - FUJITSU
     [*]

     [*] test using
     [*]
     [*]


Exhibit B.5. Initiation of Product Development

In order to initiate the Product development, BUYER shall place Development Order with [*] specifying at least the following items:

o    ASIC type and [*].

o    Package type.

o Number of additional reworks of LDRC and Simulation according to Article 4. included in the Development Fee.

o Quantity and level of samples requested by BUYER in addition to the ES included in the Development Fee. Levels of additional samples can be ES, "Customer Samples" (CS) or other to be mutually agreed between BUYER and [*].

o    The total Development Fee as agreed between BUYER and [*].

o    The cost of each additional sample as agreed between BUYER and [*].

o    Specification as referenced in the above assumptions.


[*]CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT C

                        ENGINEERING SAMPLE APPROVAL FORM

[*]

[*]


                        ENGINEERING SAMPLE APPROVAL FORM

DATE:
CUSTOMER:   Integrated Telecom Express Incorporated, Inc. (ITeX)

ATTENTION:
REFERENCE:  Fujitsu ASIC part #:                                CUSTOMER part #:

Please complete the approval section below to signify your understanding about the above referenced ES delivered to you.

Please return this completed form to:

                                                          [*]

                                                          [*]

                                                          [*]

                                                          [*]

         BEFORE MAILING THIS COMPLETED FORM, PLEASE FAX A COPY TO [*]

Approval of these ES devices is required before any production wafers can start. Thank you for your attention to this matter.



CHECK ONE PLEASE:


[*]CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

1.   ES Function as described in Specification.

     ____ Acceptable for production purchases.
     ____ Devices will be redesigned but some production will be required.
     ____ Devices will be redesigned; no production will be required, PLEASE
          DESTROY MASKS.
     ____ Other, PLEASE DESTROY MASKS.     Please explain: _____________________


2.   ES Are Not Approved.

     ____ ES did not perform to Specification.  __________ PLEASE DESTROY MASKS.

     Reason: __________________________________________________________________

     __________________________________________________________________________



- --------------------  ------------------  ------------------------  ------------
     Signature               Name                   Title               Date

                                    EXHIBIT D

                              DEVELOPMENT SCHEDULE

Date             Description                                          Party
[*]              [*]                                                  [*]
[*]              [*]                                                  [*]
[*]              [*]                                                  [*]
[*]              [*]                                                  [*]
[*]              [*]                                                  [*]
[*]              [*]                                                  [*]
[*]              [*]                                                  [*]
[*]              [*]                                                  [*]
[*]              [*]                                                  [*]
[*]              [*]                                                  [*]
[*]              [*]                                                  [*]
[*]              [*]                                                  [*]
[*]              [*]                                                  [*]


[*]CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.